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                       FORETHOUGHT LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY

We, the undersigned, hereby severally constitute and appoint Michael A. Reardon, Mary L. Cavanaugh, Sarah M. Patterson and Elizabeth L. Gioia, individually, and each of them singly, our true lawful attorneys, with full power to them and each of them to sign for us, and in our names and in any and all capacities, any and all amendments to the Registration Statements filed on Form N-4, with respect to the Forethought Life Insurance Company Separate Account A supporting variable annuity contracts issued by Forethought Life Insurance Company under file numbers 333-205718 (ForeInvestors Choice Variable Annuity) and 333-206448 (ForeInvestors Choice Variable Annuity - I Share), and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and with any other regulatory agency or state authority that may so require, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.


/s/ Allan Levine
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Allan Levine                          Director (Chairman) and Chief Executive Officer                     September 18, 2015

/s/ John Graf
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John Graf                             Director (Non-Executive Vice Chairman)                              September 18, 2015

/s/ Gilles M. Dellaert
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Gilles M. Dellaert                    Director, Executive Vice President, and Chief Investment Officer    September 18, 2015

/s/ Nicholas H. von Moltke
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Nicholas H. von Moltke                Director, Executive Vice President, and Chief Operating Officer     September 18, 2015

/s/ Hanben Kim Lee
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Hanben Kim Lee                        Director and Executive Vice President                               September 18, 2015

/s/ Michael A. Reardon
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Michael A. Reardon                    Director and President                                              September 18, 2015

/s/ Eric D. Todd
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Eric D. Todd                          Director and Senior Vice President                                  September 18, 2015

/s/ Richard V. Spencer
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Richard V. Spencer                    Director                                                            September 18, 2015

/s/ Craig A. Anderson
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Craig A. Anderson                     Chief Financial Officer and Treasurer                               September 18, 2015